                                     ANNEX L

                      AGREED GAAP PRINCIPLES AND PROCEDURES

The Closing GAAP Balance Sheet shall be prepared on basis in conformity with accounting principles that are generally accepted for stock life insurance companies as further specified below and in accordance with the following:

        (1) the polices and practices provided for in Note 1 - Summary of Significant Accounting Policies and Note 5 - Related Party Transactions to the Financial Statements, as follows:

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying combined financial statements include certain operations of the group life and accident and health insurance business of John Hancock Mutual Life Insurance Company (John Hancock) and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc. (the Group Benefits Operations or GBO). Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc. are wholly owned, indirect subsidiaries of John Hancock, as defined in this agreement..

The GBO business is expected to be acquired pursuant to an agreement being negotiated between John Hancock and WellPoint Health Networks, Inc. (see Note
7). GBO has transactions with affiliated companies, the terms and conditions of which are determined by GBO and the members of the affiliated group. GBO operating costs and expenses consist of direct costs, allocated costs, and allocated corporate overhead. Accordingly, these financial statements might not be indicative of the financial position and results of operations that would have occurred had GBO operated as a nonaffiliated entity.

The combined financial statements of GBO have been prepared in conformity with generally accepted accounting principles (GAAP), applied on a consistent basis, for stock life insurance companies (stock life basis), which vary from statutory accounting practices as prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and the National Association of Insurance Commissioners.

All significant intercompany accounts and transactions have been eliminated.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

OPERATIONS

GBO is not a legal entity but conducts group life and accident and health insurance business through John Hancock and its subsidiaries. GBO principally offers group life and accident and health insurance products and administrative services to its group customers in all fifty states, the District of Columbia and Puerto Rico.

For fully insured contracts, the policyholder elects either prospectively pooled experience rated insurance or experience rated refund eligible insurance. Further, the policyholder is offered fully funded or partially funded payment options. The partially funded Minimum Premium Contract incorporates similar insurance risks to GBO but with employer self-funding of claims, introducing credit risk relating to employer funding. Administrative services contracts are provided to self-insured plans whereby GBO provides the claims management and processing service, and in many cases excess or stop-loss insurance. GBO also provides a range of health care cost management services including pre-admission review for in-patient hospital admission and preferred provider management to insurance underwriters and private businesses for a predetermined, periodic fee and on a fee-for-service basis.

GBO has dedicated sales, underwriting, actuarial, product development, premium and claims operations, and systems support. Products are distributed through group representatives, who are John Hancock employees, or through intermediaries.

PENDING ACCOUNTING STANDARDS

In April 1993, the Financial Accounting Standards Board (FASB) issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (Interpretation). The Interpretation, as amended, is effective for 1996 annual financial statements and thereafter, and will require life insurance companies to adopt all applicable authoritative GAAP pronouncements in any general-purpose financial statements that they may issue and describe as being in accordance with GAAP.

In January 1995, in response to Interpretation 40, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts." This Statement effectively establishes generally accepted accounting principles, which are different from statutory accounting principles, for mutual life insurance companies. Through December 31, 1995, statutory accounting practices were considered to be generally accepted accounting principles for mutual life insurance companies.

SFAS No. 120 is effective for financial statements issued for fiscal years beginning after December 15, 1995. Because the accompanying financial statements of GBO have been prepared in conformity with GAAP for stock life insurance companies, the adoption of the new pronouncements that define GAAP for mutual life insurance companies is not expected to have a material effect on GBO's results of operations or statements of assets and liabilities.

In March 1995, the FASB issued SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of." This Statement requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In those cases where it is determined that the carrying amount is not recoverable, an impairment loss is recognized (the difference between the cost and fair value of the asset). The Statement also requires long-lived assets to be disposed of (e.g., real estate held for sale) to be carried at the lower of cost or fair value less cost to sell and does not allow such assets to be depreciated. This Statement is effective for 1996 financial statements. The adoption of SFAS No. 121 is not expected to have a material effect on GBO's results of operations or statements of assets and liabilities.

SFAS No. 125 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" was issued in June 1996, and is not expected to have a material effect on GBO's results of operations or statements of assets and liabilities.

POSTEMPLOYMENT BENEFITS

Effective January 1, 1994, GBO adopted SFAS No. 112 "Employers' Accounting for Postemployment Benefits," and established a liability for the costs and obligations of benefits such as severance, disability, life insurance, and health care to be paid to inactive or former employees. A transition obligation of $2,910 thousand, net of taxes of $1,567 thousand, was recognized upon adoption.

RECEIVABLE FROM JOHN HANCOCK

GBO is not a separate legal entity and does not have specifically identifiable cash or investments. The receivable from John Hancock included in the accompanying combined statements of assets and liabilities represents the difference between GBO operating business assets and liabilities. It does not bear a stated rate of interest. However, investment income is allocated to GBO based on the portfolio investment income of the underlying general account assets of John Hancock that support GBO's business. This Agreement provides for the monetization of this receivable at Closing.

REVENUE RECOGNITION

Insurance premiums on fully insured and partially funded contracts are earned on a pro-rata basis over the period in which services are obligated to be provided. The portion of premiums not earned at the end of the period is recorded as unearned insurance premiums.

Administrative service fees are earned on a pro-rata basis as the services are performed.

DIVIDENDS

Dividends for eligible contracts are based on premiums received in excess of claims and expenses incurred. The dividend liability for completed policy years is established based on policy year experience, while dividends for incomplete policy years are established based on experience through the financial statement date.

INCOME TAXES

John Hancock and certain of its affiliates, including the GBO operations, file a consolidated federal income tax return. However, because GBO is not a separate legal entity, a formal tax allocation agreement between John Hancock and GBO has not been executed. For purposes of these financial statements, GBO has been treated as a separate business of a mutual life insurance company for the determination of the tax provision. Accordingly, income tax benefit is allocated to GBO at 35% and is settled currently through the receivable from John Hancock. The gross asset and liability balances relating to the future tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities are recorded at the John Hancock consolidated level. An equity tax, applicable to mutual life insurance companies, has not been included in the provision.

INTANGIBLE ASSETS

Intangible assets, which include noncompete agreements, long-term employment contracts, capitalized software and other intangibles, are amortized using the straight-line method over their estimated useful lives, which range from two to forty years. Accumulated amortization was $18,253 thousand and $13,643 thousand at December 31, 1995 and 1994, respectively.

PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property and equipment, principally composed of furniture and equipment, are reported at depreciated cost. Depreciation is computed using the straight-line method based upon the estimated useful lives of the assets. Leasehold improvements are depreciated over the shorter of the lease term or the estimated useful life.

FUTURE POLICY BENEFITS AND EXPENSES

Future policy benefits for group life and accident and health contracts have been computed using interest rates ranging from 2.5% to 8.42%, and mortality, morbidity, and withdrawal assumptions based on GBO's experience and industry standards.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported life and accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current operations. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves, claim and expense reserves are adequate.

PAYABLE TO AFFILIATE

Payable to affiliate represents the amount due to John Hancock principally as a result of intercompany expense allocations.

REINSURANCE

All assets and liabilities related to reinsurance ceded contracts are reported on a gross basis in the accompanying statements of assets and liabilities. The accompanying statements of operations reflect premiums, benefits and expenses net of reinsurance ceded.

GBO assumes and cedes reinsurance and participates in various pools and associations. The portion of risks that exceeds GBO's retention limits is reinsured with other insurers. GBO also obtains other reinsurance coverages with retentions and limits that management believes are appropriate for the circumstances. Those reinsurance agreements provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Amounts recoverable from reinsurers are estimated in a manner consistent with the future policy benefit and claim liabilities associated with the reinsured policies.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for original policies issued and the terms of the reinsurance contracts.

RESTRUCTURING CHARGES

In 1994, the GBO recorded a $34,722 thousand restructuring charge in accordance with its plans to reduce its cost structure and consolidate operations. This charge included accruals for severance and related benefits for staff reductions, property lease terminations, and the write-off of certain assets. The restructuring liability is settled through the receivable from John Hancock. The remaining balance of the restructuring liability at December 31, 1995 and 1994 was $7,915 thousand and $23,362 thousand, respectively. The majority of the remaining balance relates to deferred benefits for terminated employees and leases.

NOTE 5--RELATED PARTY TRANSACTIONS

The various related party transactions between John Hancock and GBO are summarized below:

OPERATING EXPENSES: John Hancock provides GBO with personnel, property and facilities including certain services such as investment management, legal, financial and administrative support. GBO is charged for these services utilizing various methods of expense allocation which are primarily based on time incurred, ratios of direct and indirect expenses, square footage occupied, or allocated in pro rata relationship to other business units of John Hancock. Management believes the methods used to allocate such costs are reasonable. Operating expenses allocated to GBO amounted to $189,883 thousand and $193,060 thousand in 1995 and 1994, respectively.

Investment Income and Receivable from John Hancock: GBO is not a separate legal entity and does not have specifically identifiable cash or investments. The receivable from John Hancock included in the accompanying combined statements of assets and liabilities represents the difference between GBO operating business assets and liabilities. The fair value of the receivable from John Hancock approximates its carrying value at December 31, 1995 and 1994.

GBO is allocated investment income based on the portfolio income of the underlying general account assets of the John Hancock that support GBO's business. Investment income allocated to GBO was $35,374 thousand and $41,040 thousand in 1995 and 1994, respectively.

BENEFIT PLANS: Eligible employees of John Hancock participate in various types of pension plans sponsored by John Hancock which include defined benefit, defined contribution and nonqualified plans. Pension benefits under the defined benefit plans are based on years of service and average compensation, generally during the five years prior to retirement. John Hancock's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities. GBO is allocated its proportionate share of expense based on John Hancock's intercompany expense allocation methodology. John Hancock also has various defined contribution plans, nonqualified plans and additional compensation plans covering its employees and agents. GBO is allocated a share of the expenses related to the plans pursuant to John Hancock's intercompany expense allocation methodology. John Hancock also provides certain life and accident and health insurance benefit plans covering most of its retired employees and general agency personnel. GBO is allocated its proportionate share of these expenses.

Total benefit plan expense allocated to GBO was $14,186 thousand and $14,515 thousand for 1995 and 1994, respectively.

GBO has issued certain group life and accident and health insurance contracts to cover employees of John Hancock. Premiums, benefits (including the provision for future benefits), and reserves included in the combined statements of operations and changes in net asset balance and combined statements of assets and liabilities associated with the coverage approximates $23,978 thousand, $24,154 thousand, and $53,706 thousand, in 1995, respectively. The corresponding amounts in 1994 were $18,903 thousand, $19,487 thousand, and $59,270 thousand, respectively.

        (2) the following reserve development procedures and methods used with respect to the GBO Included Business Reserves as of the Closing Date:

                                GENERAL COMMENTS

The reserve development processes described here were those used to establish 12/31/93 through 12/31/95 reserves. The 1996 reserves were established using the same methods, which were consistently applied throughout the period. Knowledge of exceptional and unusual circumstances is taken into account when reserves are established ( e.g., when a known claim has not yet been entered into the reporting system). However, certain situation specific reserves have been released during 1995 and 1996 and are summarized herein.

Two distinct valuation methods are generally accepted actuarial practice as described in ASOP #5. Each of these methods are applied to appropriate liabilities described herein. The two methods are developmental and seriatim (tabular). The developmental method reflects emerging experience from prior periods, while the seriatim method is based on defined mortality or morbidity tables and valuation interest rates.

Unless otherwise noted, GAAP and statutory reserves are equal. Valuation bases as of 12/31/95 are shown in Exhibit 1 for statutory and GAAP reserves that differ. Prior to 1995, SIB reserves for GBS and Association on a GAAP basis were a mixture of statutory and tax valuation bases. This change increased the GAAP reserves by $800,000.

Completion analysis and annual factor development are all based on 12/31/XX runouts. This process ignores possible seasonality in generating reserves.

With the exception of Ford reserves, the triangulation reserves, the life IBNR and the AD&D IBNR are all developed using claim data up to the end of the month preceding the valuation date; i.e., December 31, reserves are developed from claims paid up to November 30th. Ford reserves are based on data through the end of the valuation month.

                  LIFE INSURANCE RESERVES (EXHIBITS 8, 10 & 11)

GROUP PAID-UP LIFE INSURANCE

These are paid-up life insurance benefits issued in accordance with group paid-up life policies. Benefits are payable upon death of the insured. The amount of individual benefits is determined by incremental purchases of paid-up coverage over the years the group plan has been inforce. Reserves are determined by a seriatim reserve calculation. The valuation basis differs according to the issue years of each increment of paid-up coverage. There are five different reserve bases (see Exhibit 1) depending on year of issue. Cash surrender values are available under the terms of the paid-up certificates. These surrender values are only available after an employee leaves the active employment of the group policyholder.

GROUP UNIVERSAL LIFE INSURANCE

These are life insurance benefits issued under a group universal life-type plan. Individual account balances are used to provide insurance for death benefits. The death benefit varies according to the terms of the plan and the amounts contributed by individual enrollees. Seriatim reserves are established equal to the individual account balances. Account balances are available as cash surrender values.

WAIVER OF PREMIUM BENEFITS

These benefits provide for continuation of Group Life coverage to disabled individuals under the terms of their group life insurance plan. The period for which coverage is continued and the amount of coverage vary according to the terms of the plan. Benefits are payable upon the death of the insured during the period of disability. Reserves are established upon disability. There are no surrender options, and benefits cannot be commuted. This is a seriatim reserve calculation for reported waiver claims. There are four different statutory reserve bases (see Exhibit 1) depending on year of disability. There are thirteen different GAAP reserve bases (see Exhibit 1) depending on year of disability.

The reserve for unreported claims is on the developmental method using annual (as opposed to monthly or quarterly) lags, with completion assumed after four years. The completion factors are applied to premium for the most recent year and to reserves for the prior three years.

LIFE UNEARNED PREMIUM RESERVE

The reserve is the prorata portion of premiums between the valuation date and the next premium due date.

SURVIVOR INCOME (SIB) BENEFITS

(SUPPLEMENTARY CONTRACTS WITH LIFE CONTINGENCIES)

These contracts are immediate annuities issued to a surviving spouse or the children of a plan participant upon the death of the participant in certain group plans. The terms of the annuities vary according to the group plan. While some of the contracts are guaranteed for life, some are for a limited period such as two years or until the spouse reaches a specified age such as sixty-five. Under certain group plans, the remarriage of the annuitant disqualifies the annuitant from receiving further benefits. All of these contracts involve life contingencies.

The amount of the benefit also depends on the particular group coverage. In some cases, the benefit is fixed at issue and does not change. In some cases, part of the benefit is attributed to surviving children of the participant and decreases upon a child's attainment of a specified age, such as 18 or 21. Some group contracts offset the annuity benefit for Social Security.

Annuity payments are made monthly. Reserves are established when the annuity begins, upon the death of a covered plan participant. There are no surrender options under these contracts, and benefits cannot be commuted. The reserve for established claims is a seriatim calculation. There are six statutory reserve bases (see Exhibit 1) depending on date of death. There are six GAAP valuation bases (see Exhibit 1) depending on date of death and type of benefit.

The reserve for unreported claims is developed from annual lags, with the completion assumed in one year, and with the completion factor applied to reserve. The factor used is the higher of the most recent years completion factor and the average of the last three years' factors.

SUPPLEMENTARY CONTRACTS WITHOUT LIFE CONTINGENCIES

These are monthly annuity benefits payable to survivors as a result of the death of an insured under certain group term life plans. Certain approved Permanent and Total Disability benefits in payment status are also included. Benefit amounts and payment durations vary. No contingencies are involved, so the reserve is simply future benefits discounted for interest. The interest rates for the survivor benefits, which are the bulk of the reserves, are 8% from 1985 to 1992, 5% for 1993 & 1994 and 6% for 1995. This is a seriatim calculation. There are no unreported claims.

PERMANENT AND TOTAL DISABILITY (PTD) BENEFITS

These are monthly benefits payable to disabled individuals for a fixed period, which reduce the death benefit otherwise provided by the insured's group life plan. The benefit amounts and payment periods vary according to the terms of the plan. Reserves are established upon disability. There are no surrender values. Remaining benefit payments may be commuted upon the death of the disabled insured. This is a seriatim calculation for reported disability claims. There are two reserve bases (see Exhibit 1) depending on when disability began.

The reserve for unreported claims is based on the development method. The bulk of this reserve is for the Ford case, where PTD coverage eligibility follows a period on LTD. The reserve for unreported claims for Ford arises from the one year waiting period for LTD, and is estimated from prior years' incurrals.

LIFE PENDING CLAIM RESERVE

This is a reserve for reported life claims that have not been paid. The reserve is equal to the sum of these claims. Resisted claims are included at 50% of amount of claim based on historical experience.

LIFE INCURRED BUT NOT REPORTED CLAIM RESERVE

This is a reserve for death claims where death has occurred but claim has not been reported. The development method reserve is calculated as a factor multiplied by last three months paid claims. The factor is developed from prior years run-out. For each year a factor equal to run-out divided by last three months paid claims from preceding year is developed. The factor used is the greater of the most recent years factor, or the factor equal to average of last three years factors.

GUARANTEED ACCESS ACCOUNTS

These are death benefits under certain group life plans which have been left on deposit with the company. Beneficiaries may withdraw amounts at any time by writing checks against their account balances. Liabilities equal the account balances.

DIVIDENDS TO ACCUMULATE

These are policyholder dividends which are left on deposit with the Company.

                      A&H CLAIM RESERVES (EXHIBITS 9 & 11)

AD&D PENDING

This is a reserve for reported AD&D claims that have not been paid. The reserve is equal to the sum of these claims. Resisted claims are included at 50% of amount of claim based on historical experience.

AD&D INCURRED BUT NOT REPORTED

This is a reserve for AD&D claims where death has occurred but claim has not been reported. The development method reserve is calculated as a factor multiplied by last 12 months paid claims. The factor is developed from prior years run-out. For each year a factor equal to run-out divided by last calendar year's paid claims is developed. The factor used is the greater of the most recent years factor, or the factor equal to average of last three years factors.

TRIANGULATION RESERVES

These reserves are for short term disability, dental and medical coverages and group conversion. The developmental reserves are determined from last three years experience by the triangulation method. Exhibit 2 shows which triangles are developed. Claims are divided by incurral month, with completion factors developed for each month. Judgmental adjustments are made to reflect special circumstances such as large claims or extra backlog, and for the most recent months where credible runout is not yet available. The reserve for all medical coverages has a 5% load for extended benefits.

LONG TERM DISABILITY (LTD) BENEFITS

These benefits are payable monthly to disabled individuals under the terms of group LTD plans. Some plans pay benefits to a specified age such as sixty-five, or according to a fixed duration schedule, during the continuance of disability as defined in the plan. Benefit amounts depend on the particular group plan, and are usually offset for Social Security. Benefits are payable monthly after an elimination period which varies by group plan. Reserves are established upon disability (considering Incurred and Unreported reserves). The reserves are based on a seriatim calculation. There are three valuation bases (prior to 7/1/84 6% with 64 CDT: 7/1/84 - 12/31/92 7.5% with 64 CDT and 1/1/93 and later
5% with 87 GLTD with modification for first 2 years). The development reserve for incurred but not reported claims is based on completion factors from the last four completed years. All claims are assumed to be reported in three years, so the completed years used are the current year minus six through current year minus three. Annual lag periods are used, with completion factors applied to reserves.

A&H UNEARNED PREMIUM RESERVE

This reserve is the prorata portion of premium between the valuation date and the next premium due date.

SPECIAL RESERVES

Stoploss - This reserve is for pending and IBNR claims under stoploss coverages. Pending claims are based on actual reported claims while IBNR claims are estimated using loss ratios from historical experience for prior year incurrals and pricing loss ratios for the current year incurrals. The loss ratio times earned premium minus reported claims equals the unreported reserve.

Mini Excess - This reserve is for amounts owed to Minimum Premium or Planned Funding clients as a result of actual claims exceeding the claim liability limit to date.

Group Health Conversions - This reserve is for expected future losses under the group conversion line due to inadequate premium. The reserve equals 40% of future projected premiums, currently discounted at 6.25%.

Supp State Plans- This reserve is for assessments under supplemental state disability plans under New York and New Jersey and is determined by applying a factor (5% for NY and 10% for NJ) to the premium earned for those states.

Missing Tapes - This reserve is for known health claims not yet recorded on our claim system due to late submission of claim tapes from Third Party Administrators.

FASCO / Hackett - This reserve is for pending and IBNR claims under special reinsurance arrangements. Loss ratios are used for the most recent 12 month period, with completion factors for prior periods. Reserves are based on monthly reporting periods for FASCO and quarterly for Hackett. These reserves are 95% ceded. This reserve can fluctuate due to the delay in reporting paid claims.

Mini Terminal Premium - This reserve is the reserve held for Minimum Premium or Planned Funding clients who have chosen to deposit reserve funds with John Hancock.

Litigation - This was for possible loss in a litigation in the FASCO case. This reserve was released during 1996 as a result of favorable court ruling.

AIDS - This reserve was initially established to cover claims due to AIDS. The life reserve was released in 1995 and the health reserve in 1996 as our general IBNR reserves have been shown to be adequate without the inclusion of an additional reserve.

Two Year Average - This reserve was for possible additional A&H lag claims not projected by the triangulation runout factors. This reserve was released during 1995 since our general IBNR claims have been shown to be adequate.

A&H Resisted Claims - This reserve is for A&H resisted claims.

                                OTHER LIABILITIES

CLAIM STABILIZATION RESERVES (CSRS)

These are amounts held under certain group life and/or A&H contracts to provide for contingencies of claim fluctuation. CSR liabilities are subject to withdrawal upon the termination of their associated policies, or earlier as an additional dividend payment.

DIVIDENDS DUE & UNPAID AND APPORTIONED

For participating group policyholders, dividends are the difference between earned premium and all incurred claims and expenses. The reserves used in the dividend liability estimate are dividend basis reserves (see Exhibit 1).

Liabilities for Due & Unpaid dividends are determined for completed policy years for participating group policyholders. Apportioned dividend liabilities are estimated based on incomplete policy years.

EXHIBIT 1
Summary of Life Reserve Valuation Bases where Valuation Bases Differ

----------------------------------------------------------------------------------------------------------------------------
                                   Statutory                                         Tax
Coverage  Incurral Date         Valuation Basis          Incurral Date        Valuation Basis         Incurral Date
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

          Deaths pre 7/1/72     1960 CSG @ 3.5%          Deaths pre 1/1/75    1951 GA @ 3.50%         Deaths pre 7/1/72
SIB       7/1/72 - 12/31/79     1937 SA @ 3.50%          1/1/75 - 12/31/79    1971 GA @ 6.00%          7/1/72-6/30/73
          1/1/80 - 12/31/87     1937 SA @ 4.50%          1/1/80 - 12/31/82    1971 GA @ 7.50%         7/1/73 - 12/31/92
          1/1/88 - 12/31/92     1983 GA @ 6.25%          1/1/83 - 12/31/84    1971 GA @ 11.25%                      T&B
          1/1/93 - 12/31/94     1983 GA @ 5.00%          1/1/85 - 12/31/85    1971 GA @ 11.00%                      G&C
          1/1/95 & Later        1983 GA @ 6.00%          1/1/86 - 12/31/86    1983 GA @ 9.25%
                                                         1/1/87 - 12/31/87    1983 GA @ 8.00%         1/1/93 - 12/31/94
                                                         1/1/88 - 12/31/89    1983 GA @ 8.75%          1/1/95 & Later
                                                         1/1/90 - 12/31/90    1983 GA @ 8.37%
                                                         1/1/91 - 12/31/91    1983 GA @ 8.42%
                                                         1/1/92 - 12/31/92    1983 GA @ 8.40%
                                                         1/1/93 - 12/31/93    1983 GA @ 8.10%
                                                         1/1/94 - 12/31/94    1983 GA @ 7.45%
                                                         1/1/95 - 12/31/95    1983 GA @ 7.25%
                                                         1/1/96 - 12/31/96    1983 GA @ 6.63%

                                                         Note: AFR for 1995 is 6.99% but prevailing state rate is higher

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------


Waiver    Disabilities prior    1970 Intercompany Group  Disabilities prior   1970 Intercompany Grp   Disabilites pre 1/1/75
  of      to 1/1/88             Life Disability Table    to 1/1/88            Life Disability Table   1/1/75 - 12/31/79
Premium                          @ 3.5%                                       @ 3.5%                  1/1/80 - 12/31/82
          Disabilities between  1970 Intercompany Group  Disabilities between 1970 Intercompany Grp   1/1/83 - 12/31/86
          1/1/88 - 12/31/92     Life Disability Table    1/1/88 - 12/31/92    Life Disability Table   1/1/87 - 12/31/87
                                 @ 5.5%                                       @ 5.5%                  1/1/88 - 12/31/88
          Disabilities on or    1970 Intercompany Group  Disabilities on or   1970 Intercompany Group 1/1/89 - 12/31/89
          1/1/93 - 12/31/94     Life Disability Table    1/1/93 - 12/31/94    Life Disability Table   1/1/90 - 12/31/90
                                 @ 5.0%                                       @ 5.0%                  1/1/91 - 12/31/91
          Disabilities on or    1970 Intercompany Group  Disabilities on or   1970 Intercompany Group 1/1/92 - 12/31/92
          after 1/1/95          Life Disability Table    after 1/1/95         Life Disability Table   1/1/93 - 12/31/93
                                 @ 4.5%                                       @ 4.5%                  1/1/94 - 12/31/94
                                                                                                      1/1/95 - 12/31/95
                                Reserves loaded 5%                            Reserves loaded 5%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------


Paid Up   Purchases prior       1941 CSO @ 2.5%          Purchases prior      1941 CSO @ 2.5%         Purchases prior
          to 1/1/61                                      to 1/1/61                                     to 1/1/61
          1/1/61 & Later        1958 CSO @ 3.0%          1/1/61 & Later       1958 CSO @ 3.0%         1/1/61 & Later
          7/1/68 - 6/30/84      1958 CSO @ 3.5%          7/1/68 - 6/30/84     1958 CSO @ 3.5%         7/1/68 - 6/30/84
          7/1/85 - 6/30/89      1980 CSO @ 4.5%          7/1/85 - 6/30/89     1980 CSO @ 4.5%         7/1/85 - 6/30/89
          7/1/89 & Later        1980 CSO @ 5.0%          7/1/89 & Later       1980 CSO @ 5.0%         7/1/89 & Later

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------


PTD       Disabilities prior    1964 CDT @ 2.5%          Disabilities prior   1964 CDT @ 2.50%        Disabilities prior
           to 1/1/77                                      to 1/1/77                                    to 1/1/77
           1/1/77 & Later       1964 CDT @ 3.5%          1/1/77 - 12/31/87    1964 CDT @ 3.50%        1/1/77 & Later
                                                         1/1/88 - 12/31/88    1964 CDT @ 7.77%
                                Reserves loaded 5%       1/1/89 - 12/31/89    1964 CDT @ 8.16%
                                                         1/1/90 - 12/31/90    1964 CDT @ 8.37%
                                                         1/1/91 - 12/31/91    1964 CDT @ 8.42%
                                                         1/1/92 - 12/31/92    1964 CDT @ 8.40%
                                                         1/1/93 - 12/31/93    1964 CDT @ 8.10%
                                                         1/1/94 - 12/31/94    1964 CDT @ 7.45%
                                                         1/1/95 - 12/31/95    1964 CDT @ 6.99%
                                                         1/1/96 - 12/31/96    1964 CDT @ 6.63%
                                                                              Reserves loaded 5%

----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
               GAAP *                                     Dividend
Coverage  Valuation Basis         Incurral Date        Valuation Basis
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

          1960 CSG @ 3.50%      Deaths pre 7/1/72     1960 CSG @ 3.50%
SIB      1959-61 USWF @5.5%      7/1/72-6/30/73        1959-61 USWF @ 5.5%
            1959-61 USWF        7/1/73 - 12/31/92      1959-61 USWF
                5.50%                         T&B          5.50%
                6.75%                         G&C          6.75%
                                               Ford        5.50%
          1983 GA @ 5.00%       1/1/93 - 12/31/94     1983 GA @ 5.00%
          1983 GA @ 6.00%        1/1/95 & Later       1983 GA @ 6.00%


                                                                 Note: AFR for 1995 is 6.99% but prevailing state rate is higher







-----------------------------------------------------------------------------
-----------------------------------------------------------------------------


Waiver    1970 Interco @ 3.50%  Prior to 1/1/93       1970 Intercompany Grp
  of      1970 Interco @ 4.00%                        Disability Table @ 3.5%
Premium   1970 Interco @ 4.50%                        Loaded 8%
          1970 Interco @ 6.00%
          1970 Interco @ 5.50%  1/1/93 - 12/31/94     1970 Intercompany Grp
          1970 Interco @ 7.77%                        Disability Table @ 5.0%
          1970 Interco @ 8.16%                        Loaded 8%
          1970 Interco @ 8.37%
          1970 Interco @ 8.42%  1/1/95 & Later        1970 Intercompany Grp
          1970 Interco @ 8.40%                        Disability Table @ 4.5%
          1970 Interco @ 8.10%                        Loaded 8%
          1970 Interco @ 5.00%
          1970 Interco @ 4.50%
          Reserves loaded 5%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------


Paid Up   1941 CSO @ 2.5%       Purchases prior       1941 CSO @ 2.5%
                                 to 1/1/61
          1958 CSO @ 3.0%       1/1/61 & Later        1958 CSO @ 3.0%
          1958 CSO @ 3.5%       7/1/68 - 6/30/84      1958 CSO @ 3.5%
          1980 CSO @ 4.5%       7/1/85 - 6/30/89      1980 CSO @ 4.5%
          1980 CSO @ 5.0%       7/1/89 & Later        1980 CSO @ 5.0%

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------


PTD       1964 CDT @ 2.5%       I&U calculated as 12% of premium
                                Pending claims charged at full face
          1964 CDT @ 3.5%       amount.  Note: no extended reserves

         Reserves loaded 5%     Benefits paid by Retail Annuities









-----------------------------------------------------------------------------

            *    Note: For John Hancock case, GAAP = Stat = Dividend
                       for all years For Ford, GAAP = Dividend for all years For Association, SIB GAAP = Stat

Exhibit 2 - Triangulation

Triangulation reserves are developed separately for the following:

Group Benefit Services
Group Conversions
John Hancock General Agents
John Hancock
Commonwealth of Massachusetts
Ford
Ferco
Ford PPO
Association (separately by case for approximately 22 cases as of 1st qtr, 1996)

For each of the above, reserves are developed for each of the following coverages (if applicable):

Short Term Disability (A&S)
Maternity
Basic
Supplemental Major Med (John Hancock Base)
Supplemental Major Med (Non-John Hancock Base)
Comprehensive Major Med
Miscellaneous Health (Vision, Drug, Executive Medical)
Dental

                                       14